UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 of 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 7, 2025

Central Garden & Pet Company
(Exact name of registrant as specified in its charter)

Delaware	001-33268	68-0275553
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1340 Treat Boulevard, Suite 600, Walnut Creek, California 94597
(Address of principal executive offices) (Zip Code)
(925) 948-4000
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CENT	The NASDAQ Stock Market LLC
Class A Common Stock	CENTA	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange act of 1934 (§240.12b-2 of this chapter).
Emerging growth company☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.
On May 7, 2025, Central Garden & Pet Company issued a press release announcing its financial results for the second quarter fiscal year 2025 ended March 29, 2025. A copy of the press release is attached as Exhibit 99.1.
Item 9.01  Financial Statements and Exhibits.

Exhibit Number	Description

Exhibit 99.1	Press release dated May 7, 2025.
Exhibit 104	Cover Page Interactive Data File – the cover page iXBRL tags are embedded within the Inline XBRL document
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
CENTRAL GARDEN & PET COMPANY

By: /s/ BRADLEY G. SMITH
Bradley G. Smith
Chief Financial Officer
(Principal Financial Officer)

Dated: May 07, 2025